UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2003

(Commission File Number) 333-49957

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553

(State of incorporation) Identification Number)	(I.R.S. Employer

11201 North Tatum Blvd., Suite 110
Phoenix, Arizona 85028

(Address of Registrant’s principal executive office)

(602) 652-9600

(Registrant’s telephone number)

	Jurisdiction		IRS Employer
	Incorporation or	Commission	Identification
Name	Organization	File Number	Number

EaglePicher Incorporated	Ohio	333-49957	31-0268670
Daisy Parts, Inc.	Michigan	333-49957-02	38-1406772
Eagle-Picher Far East, Inc.	Delaware	333-49957-04	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	333-49957-06	31-1188662
EaglePicher Technologies, LLC	Delaware	333-49957-09	31-1587660
EaglePicher Automotive, Inc. (f/k/a Hillsdale Tool & Manufacturing Co.)	Michigan	333-49957-07	38-0946293

ITEM 5. Other Events

On December 8, 2003, EaglePicher Incorporated issued a press release announcing the commencement of its offer to exchange up to $250,000,000 principal amount of newly issued 9 3/4% Senior Subordinated Notes due 2013 registered under the Securities Act of 1933, as amended (the “Securities Act”) for a like amount of its outstanding privately placed 9 3/4% Senior Subordinated Notes due 2013, pursuant to Rule 144A of the Securities Act. The exchange offer will expire on January 9, 2004, at 5:00 p.m. New York time, unless extended by EaglePicher Incorporated.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits

99.1	Press Release, dated December 8, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003
EAGLEPICHER HOLDINGS, INC

	By:	/s/ Thomas R. Pilholski

	Name: Title:	Thomas R. Pilholski Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003
EAGLEPICHER INCORPORATED

	By:	/s/ Thomas R. Pilholski

	Name: Title:	Thomas R. Pilholski Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003
DAISY PARTS, INC

	By:	/s/ Thomas R. Pilholski

	Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003
EAGLE-PICHER FAR EAST, INC

	By:	/s/ Thomas R. Pilholski

	Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003
EAGLEPICHER FILTRATION & MINERALS, INC

	By:	/s/ Thomas R. Pilholski

	Name: Title:	Thomas R. Pilholski Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003
EAGLEPICHER TECHNOLOGIES, LLC

	By:	/s/ Bradley J. Waters

	Name: Title:	Bradley J. Waters Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2003
EAGLEPICHER AUTOMOTIVE, INC. (F/K/A HILLSDALE TOOL & MANUFACTURING CO.)

	By:	/s/ Thomas R. Pilholski

	Name: Title:	Thomas R. Pilholski Vice President

EXHIBIT INDEX

99.1	Press Release, dated December 8, 2003.